SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	March 13, 2007

IMAGIN MOLECULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-1047540	13-4099008
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

104 W. Chestnut Street, Suite 315, Hinsdale, Illinois	60521
(Address of Principal Executive Offices)	(Zip Code)

(630) 371-5583
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2007, the Registrant completed the reorganization and re-domiciling of its wholly-owned subsidiary, Cipher Multimedia, Inc. (“CMI”) as a Nevada corporation. CMI also entered into employment agreements with its Chairman and President, Julia Rzeppa, Director and Treasurer, Corey Conn and Vice-President of Product Development and Chief Technology Officer, Domenic Hanzely.

On March 14, 2007, CMI settled obligations with its two largest creditors by retiring $148,973.46 of obligations in exchange for the issuance of 7,448,673 shares of CMI’S common stock, par value $.001 per share (the “CMI Common Stock”) to Patrick Rooney, CMI’s former Chairman, President, principal shareholder and founder and satisfying $35,750.00 of previously unpaid interest in exchange for 1,787,500 shares of CMI Common Stock.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

IMAGIN MOLECULAR CORPORATION

/s/ Joseph G. Oliverio
Joseph G. Oliverio
Chief Executive Officer

Dated:	March 16, 2007
Hinsdale, Illinois